EXHIBIT 32.1

CALIFORNIA PIZZA KITCHEN, INC

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of California Pizza Kitchen, Inc (the “Company”) on Form 10-K for the fiscal year ended December 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard L. Rosenfield, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

March 12, 2004

	By:	/s/ RICHARD L. ROSENFIELD

Richard L. Rosenfield Co-Chief Executive Officer

EXHIBIT 32.1

CALIFORNIA PIZZA KITCHEN, INC

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of California Pizza Kitchen, Inc (the “Company”) on Form 10-K for the fiscal year ended December 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Larry S. Flax, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

March 12, 2004

By:	/s/ LARRY S. FLAX

Larry S. Flax Co-Chief Executive Officer

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